EXHIBIT 21.1

LIST OF SUBSIDIARIES

Company	State or Country of Incorporation
Acquisition One, Inc. (f/k/a WINOne, Inc.)	Nevada
AFC Asset Corporation	Nevada
Ameriland, LLC	Colorado
Argonaut Relocation Services, LLC	Michigan
Asset Lending Corporation	Delaware
Asset Management Performance Services, Inc. (f/k/a RFC Acquisition Corp.)	Delaware
Atlas Funding B.V.	Netherlands
Canada Mortgage Acceptance Corporation	Canada
CAP RE of Vermont, Inc.	Vermont
Ce Calpulli, Resolucion de Cartera, S. de R.L. De C.V.	Mexico
Core Equity I, LLC	Delaware
Creditweb Deutschland GmbH	Germany
DAVOne, Inc.	Nevada
DAVOne, LLC	Nevada
Developers of Hidden Springs, Inc.	Idaho
ditech.com, Inc.	Delaware
Eastern Massachusetts Real Estate, Inc.	Massachusetts
Executive Closing Services, Inc.	Delaware
Executive Trustee Services, Inc.	Pennsylvania
Foreign Obligation Export, Inc. 2002-HI3	Cayman Islands
Foreign Obligation Export, Inc. 2003-HI1	Cayman Islands

Company	State or Country of Incorporation
Foreign Obligation Export, Inc. 2003-HI2	Cayman Islands
Foreign Obligation Export, Inc., 2002-HI4	Cayman Islands
Foreign Obligation Export, Inc., 2003-HI4	Cayman Islands
Foreign Obligation Export, Inc., LLC	Cayman Islands
FOROne, Inc.	Virginia
Fort Dearborn Land Title Company	Illinois
GHS Global Relocation U.K. Limited	United Kingdom
GHS Metro NY, Inc.	Delaware
GHS Mortgage, LLC	Delaware
GHS SW, Inc.	Delaware
GMAC Bank	Federally Chartered Thrift
GMAC Financiera, S.A.de C.V.	Mexico
GMAC Global Relocation Services Limited	United Kingdom
GMAC Global Relocation Services PTE LTD	Singapore
GMAC Global Relocation Services, Inc.	Delaware
GMAC Hipotecaria, S.A. de C.V.	Mexico
GMAC Home Services, Inc.	Delaware
GMAC Model Home Finance	Virginia
GMAC Mortgage Corporation	Pennsylvania
GMAC Mortgage Corporation of TN	Pennsylvania
GMAC Mortgage Holdings, Inc.	Delaware
GMAC Mortgage Investments, Inc.	Delaware
GMAC Mortgage Securities II, Inc.	Michigan
GMAC Mortgage Securities, Inc.	Delaware

Company	State or Country of Incorporation
GMAC Real Estate, LLC	Delaware
GMAC Residential Funding of Canada Limited	Canada
GMAC Residential Holding Corp.	Nevada
GMAC RFC Bank GmbH	Germany
GMAC Trade Finance, Inc.	Delaware
GMACB Service Company, LLC	Delaware
GMACR Mortgage Products, Inc.	Delaware
GMAC-RFC Auritec, S.A.	Mexico
GMAC-RFC Brasil Ltda.	Brazil
GMAC-RFC Deutschland GmbH	Germany
GMAC-RFC Direct Limited (f/k/a Rapide Mortgage Services Limited)	United Kingdom
GMAC-RFC Europe TSG Limited	United Kingdom
GMAC-RFC Holding Corp. (f/k/a GMAC-RFC)	Michigan
GMAC-RFC Holdings Limited (f/k/a GMAC-RFC (UK) Limited)	United Kingdom
GMAC-RFC Investments B.V.	Netherlands
GMAC-RFC Ireland Limited	United Kingdom
GMAC-RFC Limited (f/k/a RFC Mortgage Services, Limited)	United Kingdom
GMAC-RFC Nederland B.V.	Netherlands
GMACRH Settlement Services, Inc.	Delaware
HCLS, LLC	Delaware
HFN REO SUB I, LLC	Delaware
Hidden Springs Sewer Company, LLC	Idaho
High Street Home Loans Limited	United Kingdom

Company	State or Country of Incorporation
Hillside Patio Homes, LLC	Colorado
Home Connects Credit Services, LLC	Delaware
Home Connects Escrow Services, Inc.	Delaware
Home Connects Lending Services of Alabama, Inc.	Alabama
Home Connects Lending Services, LLC	Pennsylvania
Home Connects Title Services, Inc.	California
HomeComings Financial Network, Inc.	Delaware
Horsham Funding, Inc.	Delaware
HOVOne, Inc.	Virginia
Independent Mortgage Collection, Limited	United Kingdom
KBOne, Inc.	Virginia
Koenig & Strey Insurance Agency, Inc.	Illinois
Koenig & Strey, Inc.	Illinois
Ladue Associates, Inc.	Pennsylvania
LENOne, Inc.	Virginia
Macuilli Calpulli, Resolucion de Cartera, S. de R.L. de C.V.	Mexico
MCA Finance Limited	United Kingdom
MFC Asset Corporation	Nevada
Mortgage Intelligence Inc.	Ontario
Normandale Mast One, Inc.	Nevada
Normandale Mast Three, LLC	Nevada
Normandale Mast Two, LLC	Nevada
Normandale Port One, Inc.	Nevada
Normandale Port Two, LLC	Nevada

Company	State or Country of Incorporation
Pacific Union Real Estate Group, Ltd.	California
PAROne, Inc.	Virginia
Passive Asset Transactions, Inc.	Delaware
Private Label Group Limited	United Kingdom
Private Label Mortgage Services Limited	United Kingdom
Quion 20 B.V.	Netherlands
RCSF JV-2004, LLC	Nevada
Referral Network of GHS SW, Inc.	Delaware
Referral Network of IL, Inc.	Delaware
Referral Network of Massachusetts, Inc.	Massachusetts
Referral Network of NY/NJ, Inc.	Delaware
Referral Network of PUREG, Inc.	Delaware
REG-PFH, Inc.	Delaware
REO Management 2002, Inc.	Delaware
REO Management 2004, Inc.	Delaware
Residential Accredit Loans, Inc.	Delaware
Residential Asset Mortgage Products, Inc.	Delaware
Residential Asset Securities Corporation	Delaware
Residential Consumer Services of Alabama, Inc.	Alabama
Residential Consumer Services of Ohio, Inc.	Ohio
Residential Consumer Services of Texas, Inc.	Texas
Residential Consumer Services, Inc.	Pennsylvania
Residential Funding Corporation	Delaware
Residential Funding Mort. Exchange Corp.	Delaware

Company	State or Country of Incorporation
Residential Funding Mortgage Securities I, Inc.	Delaware
Residential Funding Mortgage Securities II, Inc.	Delaware
Residential Funding Securities Corporation	Delaware
Residential Investment Funding Corporation	Delaware
Residential MAST One, Inc.	Nevada
Residential MAST Three, LLC	Nevada
Residential MAST Two, LLC	Nevada
RFC ABS CDO WHSub I, LTD	Cayman Islands
RFC Advance Depositor, Inc.	Nevada
RFC Asset Holdings II, Inc.	Nevada
RFC Asset Management, Inc.	Nevada
RFC CDO I, Ltd.	Cayman Islands
RFC CDO II, Ltd.	Cayman Islands
RFC Construction Funding Corp.	Delaware
RFC Investments Limited	United Kingdom
RFC SFJV-2002, LLC	Nevada
RFSC International Limited	United Kingdom
RMAC 1999 — NS1 PLC	United Kingdom
RMAC 1999 — NS2 PLC	United Kingdom
RMAC 2000 — NS1 PLC (f/k/a 1999-NS3 PLC)	United Kingdom
RMAC 2000 — NS2 PLC	United Kingdom
RMAC 2000 — NS3 PLC	United Kingdom
Santa Guarantor, Ltd.	Cayman Islands
SBJV, LLC	Delaware

Company	State or Country of Incorporation
SBRFC, LLC	Nevada
Servicios Corporativos Auritec, S.A. de C.V.	Mexico
SFJV 2004-1, LLC	Delaware
SFJV 2004-B, LLC	Delaware
SFJV-2001, LLC	Delaware
Structured Asset Notes Transactions II, Ltd. (SANTA II)	Cayman Islands
Structured Asset Notes Transactions III, Ltd. (SANTA III)	Cayman Islands
Structured Asset Notes Transactions, Ltd. (SANTA I)	Cayman Islands
TOLOne, Inc.	Virginia
Union Trust Mortgage Services, Inc.	California
Walnut Grove Funding, Inc.	Delaware
WestPacOne, Inc.	Virginia
WestPacTwo, Inc.	Nevada
Wildcat Vista, LLC	Colorado
WLYOne, Inc.	Nevada
WPSHOne, Inc.	Nevada
Ye Calpulli, Resolucion de Cartera, S. de R.L.	Mexico